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                                                                   EXHIBIT 10.14

                               AMENDMENT NO. 1 TO
                           REVOLVING CREDIT AGREEMENT

         This Amendment No. 1 to Revolving Credit Agreement (this "AMENDMENT") is dated as of March 18, 2003, and amends that certain Revolving Credit Agreement dated as of February 19, 2002 (as amended, the "LOAN AGREEMENT") by and among GameStop Corp. (the "BORROWER"), the Banks under (and as defined in) the Agreement, and Fleet National Bank as administrative agent for itself and each other Bank (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks make certain amendments to the Loan Agreement, and

         WHEREAS, the Administrative Agent and the Required Banks have advised the Borrower that they are prepared to make the amendments on the condition that the Borrower join with the Administrative Agent and the Required Banks in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, the parties hereby agree as follows:

         1. Maximum Capital Expenditures. Section 6.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "6.8. Maximum Capital Expenditures. The Borrower Affiliated Group shall not make Capital Expenditures in an aggregate amount in any fiscal year exceeding the sum of $45,000,000; provided, however, that up to $5,000,000 of Capital Expenditures permitted to be expended in any one fiscal year that are not expended in such fiscal year may be carried over for expenditure in the following fiscal year."

         2. Restricted Payments. Clause (ii) of Section 6.9 of the Loan Agreement is hereby deleted and replaced by the following: "(ii) the cumulative aggregate amount of redemptions and repurchases made from and after the Closing Date shall not at any time exceed $50,000,000."

         3. Amendment Fee. The Borrower agrees to pay to the Administrative Agent, for the several (and not pro rata) accounts of the Banks, the following: for each Bank that executes and delivers this Amendment on or before 5:00 p.m. Eastern time on March 18, 2003, an amendment fee in an amount equal to 10 basis points of such Bank's Commitment.



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         4. Ratification; Miscellaneous. Except as amended hereby, all other provisions, terms and conditions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts without giving effect to the conflict of law principles thereof.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                  Very truly yours,

                                  FLEET NATIONAL BANK. individually
                                  and as Administrative Agent


                                  By        /s/ Alexis Griffin
                                    -------------------------------------
                                      Title: Vice President


                                  SOVEREIGN BANK


                                  By:       /s/ Robert Cook
                                     ------------------------------------
                                      Vice President


                                  FIFTH THIRD BANK


                                  By:       /s/ Christopher Motley
                                     ------------------------------------
                                       Title: Assistant Vice President


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                                UBS AG, Stamford Branch


                                By:         /s/ Wilfred V. Saint
                                   --------------------------------------------
                                     Title: Associate Director
                                            Banking Products Services, US


                                By:         /s/ Luke Goldsworthy
                                   --------------------------------------------
                                     Title: Associate Director
                                            Banking Products Services, US


ACCEPTED AND AGREED TO:

GAMESTOP CORP.


By:  /s/ David W. Carlson
   -----------------------------------------
     Title: Executive Vice President
            and Chief Financial Officer




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